Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter Ended June 30, 2020

– Received 7th Consecutive NAREIT Gold Award for Investor Communications and Reporting Excellence –

– Paid Dividend of $0.48 per share for the Second Quarter of 2020 –

GREENWICH, Conn., August 5, 2020 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended June 30, 2020.  The Company’s second quarter 2020 GAAP net income was $139.7 million, or $0.49 per diluted share, and Core Earnings (a non-GAAP financial measure) was $126.1 million, or $0.43 per diluted share.

“It is a difficult time to figure out the right balance between playing offense and defense as this Category 5 hurricane that we call the Coronavirus sweeps through the U.S. and the global economies. Since March, we have erred on the side of caution and are only making occasional investments that we find decidedly compelling. From the outset of this pandemic, our strategy has been to solidify our fortress balance sheet. We now sit with over $800 million of cash and approved, undrawn debt capacity, after paying our full dividend the past two quarters, deleveraging our balance sheet by more than $350 million and dramatically lowering our future funding obligations by over $700 million.

All this caution has and will probably continue to reduce our earnings until our capital deployment returns to more normalized levels. Nonetheless, the breadth of our enterprise provides numerous opportunities for us to realize the significant embedded gains in our portfolio if and when we choose to do so. Our complex, but diversified, business lines have performed in line with our expectations. We are very well-positioned to carefully comb through investments in each of our business segments, work with our borrowers, and return to investing globally where the opportunity set is clearly better today than in years past,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information

The Company will host a live webcast and conference call on Wednesday, August 5, 2020, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.  The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website.  The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.

To Participate via Telephone Conference Call:

Dial in at least 15 minutes prior to start time.

Domestic:  1-877-407-9039

International:  1-201-689-8470

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Passcode: 13706902

The playback can be accessed through August 12, 2020.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed over $63 billion of capital since inception and manages a portfolio of $17 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the severity and duration of economic disruption caused by the COVID-19 global pandemic, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing and other risks detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our quarterly report on Form 10-Q for the quarter ended June 30, 2020, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.

In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended June 30, 2020

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$150,136	$19,126	$—	$1,841	$—	$171,103	$—	$171,103
Interest income from investment securities	17,345	683	—	24,924	—	42,952	(28,308)	14,644
Servicing fees	142	—	—	8,591	—	8,733	(2,075)	6,658
Rental income	690	—	63,566	8,454	—	72,710	—	72,710
Other revenues	54	100	58	280	—	492	(1)	491
Total revenues	168,367	19,909	63,624	44,090	—	295,990	(30,384)	265,606
Costs and expenses:
Management fees	339	—	—	220	22,554	23,113	2	23,115
Interest expense	41,871	9,678	15,942	6,177	27,825	101,493	—	101,493
General and administrative	8,615	4,337	1,281	14,993	3,368	32,594	83	32,677
Acquisition and investment pursuit costs	578	1,100	—	(88)	—	1,590	—	1,590
Costs of rental operations	988	—	24,703	3,941	—	29,632	—	29,632
Depreciation and amortization	430	89	19,153	3,749	—	23,421	—	23,421
Credit loss provision, net	11,294	(1,092)	—	—	—	10,202	—	10,202
Other expense	76	—	26	—	—	102	—	102
Total costs and expenses	64,191	14,112	61,105	28,992	53,747	222,147	85	222,232
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	51,261	51,261
Change in fair value of servicing rights	—	—	—	5,328	—	5,328	(7,897)	(2,569)
Change in fair value of investment securities, net	5,454	—	—	7,941	—	13,395	(12,568)	827
Change in fair value of mortgage loans, net	33,010	—	—	1,440	—	34,450	—	34,450
Earnings (loss) from unconsolidated entities	671	(1,118)	—	29,526	—	29,079	(303)	28,776
(Loss) gain on sale of investments and other assets, net	(961)	—	—	7,433	—	6,472	—	6,472
(Loss) gain on derivative financial instruments, net	(11,736)	(437)	(4,614)	(3,828)	4,517	(16,098)	—	(16,098)
Foreign currency gain (loss), net	6,942	310	(48)	(31)	—	7,173	—	7,173
Loss on extinguishment of debt	(22)	—	(2,185)	—	—	(2,207)	—	(2,207)
Other income, net	—	—	191	13	—	204	—	204
Total other income (loss)	33,358	(1,245)	(6,656)	47,822	4,517	77,796	30,493	108,289
Income (loss) before income taxes	137,534	4,552	(4,137)	62,920	(49,230)	151,639	24	151,663
Income tax (provision) benefit	(3,257)	(56)	—	4,611	—	1,298	—	1,298
Net income (loss)	134,277	4,496	(4,137)	67,531	(49,230)	152,937	24	152,961
Net income attributable to non-controlling interests	(4)	—	(5,111)	(8,166)	—	(13,281)	(24)	(13,305)
Net income (loss) attributable to Starwood Property Trust, Inc.	$134,273	$4,496	$(9,248)	$59,365	$(49,230)	$139,656	$—	$139,656

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended June 30, 2020

(Amounts in thousands except per share data)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$134,273	$4,496	$(9,248)	$59,365	$(49,230)	$139,656
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	5,111	—	—	5,111
Non-cash equity compensation expense	1,436	481	58	1,247	4,130	7,352
Acquisition and investment pursuit costs	206	—	(88)	(72)	—	46
Depreciation and amortization	370	79	19,236	3,337	—	23,022
Credit loss provision, net	11,294	(1,092)	—	—	—	10,202
Interest income adjustment for securities	1,149	—	—	1,627	—	2,776
Extinguishment of debt, net	—	—	—	—	(247)	(247)
Income tax provision (benefit) associated with fair value adjustments	1,914	—	—	(392)	—	1,522
Other non-cash items	4	—	(485)	230	156	(95)
Reversal of GAAP unrealized (gains) / losses on:
Loans	(33,010)	—	—	(1,440)	—	(34,450)
Securities	(5,454)	—	—	(7,941)	—	(13,395)
Derivatives	11,043	420	3,401	3,524	(240)	18,148
Foreign currency	(6,942)	(310)	48	31	—	(7,173)
(Earnings) loss from unconsolidated entities	(671)	1,118	—	(29,526)	—	(29,079)
Recognition of Core realized gains / (losses) on:
Loans	(5,663)	—	—	(1)	—	(5,664)
Securities	—	—	—	(181)	—	(181)
Derivatives	4,522	—	(369)	(10)	—	4,143
Foreign currency	(1,969)	52	(50)	(31)	—	(1,998)
(Loss) earnings from unconsolidated entities	(24)	(733)	—	12,992	—	12,235
Sales of properties	—	—	—	(5,789)	—	(5,789)
Core Earnings (Loss)	$112,478	$4,511	$17,614	$36,970	$(45,431)	$126,142
Core Earnings (Loss) per Weighted Average Diluted Share	$0.38	$0.02	$0.06	$0.12	$(0.15)	$0.43

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the six months ended June 30, 2020

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$342,517	$41,539	$—	$4,474	$—	$388,530	$—	$388,530
Interest income from investment securities	35,973	1,384	—	49,724	—	87,081	(57,197)	29,884
Servicing fees	314	—	—	15,033	—	15,347	(3,896)	11,451
Rental income	768	—	127,527	18,561	—	146,856	—	146,856
Other revenues	232	243	180	793	—	1,448	(3)	1,445
Total revenues	379,804	43,166	127,707	88,585	—	639,262	(61,096)	578,166
Costs and expenses:
Management fees	690	—	—	459	62,661	63,810	33	63,843
Interest expense	95,821	22,795	33,063	13,371	56,630	221,680	(162)	221,518
General and administrative	16,747	8,760	2,359	35,677	7,669	71,212	167	71,379
Acquisition and investment pursuit costs	1,438	1,117	12	(68)	—	2,499	—	2,499
Costs of rental operations	1,766	—	47,555	8,525	—	57,846	—	57,846
Depreciation and amortization	845	159	38,441	7,956	—	47,401	—	47,401
Credit loss provision, net	51,511	7,360	—	—	—	58,871	—	58,871
Other expense	153	—	337	—	—	490	—	490
Total costs and expenses	168,971	40,191	121,767	65,920	126,960	523,809	38	523,847
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	5,768	5,768
Change in fair value of servicing rights	—	—	—	5,646	—	5,646	(8,608)	(2,962)
Change in fair value of investment securities, net	(22,425)	—	—	(39,275)	—	(61,700)	65,031	3,331
Change in fair value of mortgage loans, net	(2,507)	—	—	20,823	—	18,316	—	18,316
Earnings (loss) from unconsolidated entities	722	(1,118)	—	30,146	—	29,750	(877)	28,873
(Loss) gain on sale of investments and other assets, net	(961)	296	—	7,433	—	6,768	—	6,768
Gain (loss) on derivative financial instruments, net	19,069	(1,438)	(34,837)	(22,934)	33,752	(6,388)	—	(6,388)
Foreign currency loss, net	(27,059)	(163)	(67)	(24)	—	(27,313)	—	(27,313)
Loss on extinguishment of debt	(22)	(170)	(2,185)	—	—	(2,377)	—	(2,377)
Other income, net	—	—	241	89	—	330	—	330
Total other (loss) income	(33,183)	(2,593)	(36,848)	1,904	33,752	(36,968)	61,314	24,346
Income (loss) before income taxes	177,650	382	(30,908)	24,569	(93,208)	78,485	180	78,665
Income tax benefit	1,165	89	—	6,773	—	8,027	—	8,027
Net income (loss)	178,815	471	(30,908)	31,342	(93,208)	86,512	180	86,692
Net income attributable to non-controlling interests	(7)	—	(10,222)	(3,396)	—	(13,625)	(180)	(13,805)
Net income (loss) attributable to Starwood Property Trust, Inc.	$178,808	$471	$(41,130)	$27,946	$(93,208)	$72,887	$—	$72,887

Reconciliation of Net Income to Core Earnings

For the six months ended June 30, 2020

(Amounts in thousands except per share data)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$178,808	$471	$(41,130)	$27,946	$(93,208)	$72,887
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	10,222	—	—	10,222
Non-cash equity compensation expense	2,548	947	131	2,510	10,016	16,152
Management incentive fee	—	—	—	—	15,799	15,799
Acquisition and investment pursuit costs	564	—	(177)	(72)	—	315
Depreciation and amortization	725	130	38,617	7,144	—	46,616
Credit loss provision, net	51,511	7,360	—	—	—	58,871
Interest income adjustment for securities	1,273	—	—	7,942	—	9,215
Extinguishment of debt, net	—	—	—	—	(493)	(493)
Income tax benefit associated with fair value adjustment	(3,907)	—	—	(1,834)	—	(5,741)
Other non-cash items	7	—	(976)	478	312	(179)
Reversal of GAAP unrealized (gains) / losses on:
Loans	2,507	—	—	(20,823)	—	(18,316)
Securities	22,425	—	—	39,275	—	61,700
Derivatives	(19,520)	1,433	33,970	22,537	(27,889)	10,531
Foreign currency	27,059	163	67	24	—	27,313
(Earnings) loss from unconsolidated entities	(722)	1,118	—	(30,146)	—	(29,750)
Recognition of Core realized gains / (losses) on:
Loans	(3,499)	(62)	—	16,558	—	12,997
Securities	—	—	—	(4,393)	—	(4,393)
Derivatives	7,772	118	(404)	(6,097)	—	1,389
Foreign currency	(6,240)	(142)	(69)	(24)	—	(6,475)
(Loss) earnings from unconsolidated entities	(580)	(733)	—	16,730	—	15,417
Sales of properties	—	—	—	(5,789)	—	(5,789)
Core Earnings (Loss)	$260,731	$10,803	$40,251	$71,966	$(95,463)	$288,288
Core Earnings (Loss) per Weighted Average Diluted Share	$0.88	$0.04	$0.14	$0.24	$(0.32)	$0.98

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of June 30, 2020

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$13,959	$299	$30,237	$35,855	$266,333	$346,683	$1,051	$347,734
Restricted cash	114,656	34,160	7,537	20,044	—	176,397	—	176,397
Loans held-for-investment, net	8,960,410	1,459,239	—	1,153	—	10,420,802	—	10,420,802
Loans held-for-sale	432,786	44,876	—	194,097	—	671,759	—	671,759
Investment securities	1,120,624	40,312	—	1,094,613	—	2,255,549	(1,503,524)	752,025
Properties, net	27,283	—	1,998,759	198,281	—	2,224,323	—	2,224,323
Intangible assets	—	—	43,580	67,567	—	111,147	(34,854)	76,293
Investment in unconsolidated entities	49,853	24,744	—	47,114	—	121,711	(16,798)	104,913
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Derivative assets	47,875	—	348	586	42,096	90,905	—	90,905
Accrued interest receivable	55,877	3,163	—	520	13,589	73,149	(1,401)	71,748
Other assets	29,864	5,616	81,859	57,321	9,512	184,172	(25)	184,147
VIE assets, at fair value	—	—	—	—	—	—	64,175,387	64,175,387
Total Assets	$10,853,187	$1,731,818	$2,162,320	$1,857,588	$331,530	$16,936,443	$62,619,836	$79,556,279
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$27,941	$10,285	$45,277	$36,400	$91,765	$211,668	$54	$211,722
Related-party payable	—	—	—	5	20,936	20,941	—	20,941
Dividends payable	—	—	—	—	138,778	138,778	—	138,778
Derivative liabilities	2,260	1,620	—	—	—	3,880	—	3,880
Secured financing agreements, net	4,749,321	1,221,001	1,792,818	683,466	389,714	8,836,320	—	8,836,320
Collateralized loan obligations, net	929,307	—	—	—	—	929,307	—	929,307
Unsecured senior notes, net	—	—	—	—	1,932,560	1,932,560	—	1,932,560
VIE liabilities, at fair value	—	—	—	—	—	—	62,617,975	62,617,975
Total Liabilities	5,708,829	1,232,906	1,838,095	719,871	2,573,753	12,073,454	62,618,029	74,691,483
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	2,916	2,916	—	2,916
Additional paid-in capital	1,473,921	504,262	137,777	(228,654)	3,306,266	5,193,572	—	5,193,572
Treasury stock	—	—	—	—	(133,024)	(133,024)	—	(133,024)
Accumulated other comprehensive income (loss)	42,930	—	—	(64)	—	42,866	—	42,866
Retained earnings (accumulated deficit)	3,627,392	(5,350)	(40,699)	1,222,945	(5,418,381)	(614,093)	—	(614,093)
Total Starwood Property Trust, Inc. Stockholders’ Equity	5,144,243	498,912	97,078	994,227	(2,242,223)	4,492,237	—	4,492,237
Non-controlling interests in consolidated subsidiaries	115	—	227,147	143,490	—	370,752	1,807	372,559
Total Equity	5,144,358	498,912	324,225	1,137,717	(2,242,223)	4,862,989	1,807	4,864,796
Total Liabilities and Equity	$10,853,187	$1,731,818	$2,162,320	$1,857,588	$331,530	$16,936,443	$62,619,836	$79,556,279